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                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.





                  [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]



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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-3

    FROM                                                         June 15, 1997

    TO                                                           July 15, 1997

                                                                                           TOTAL
----------------------------------------------------------------------------------------------------------
(i)       AVAILABLE PAYMENT AMOUNT                                                          8,336,009.97
            Portions subject to bankrupty                                                           0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)                                           3,123,916.90
          CLASS A-2 PRINCIPAL BALANCE (Beginning)                                          30,426,147.57
          CLASS A-3 PRINCIPAL BALANCE (Beginning)                                          33,550,064.48
          CLASS A-4 PRINCIPAL BALANCE (Beginning)                                         113,126,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)                                          30,202,000.00
          CLASS A-6 PRINCIPAL BALANCE (Beginning)                                          46,956,000.00
          CLASS A-7 PRINCIPAL BALANCE (Beginning)                                          20,092,000.00
          POOL PRINCIPAL BALANCE (Beginning)                                              277,476,128.93

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS                                                            149
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                          6,059,166.72

(iv)      AMOUNT OF CURTAILMENTS RECEIVED                                                     233,011.43

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
          MONTHLY PAYMENTS RECEIVED                                                           446,964.69


(vi)      INTEREST RECEIVED ON MORTGAGES                                                    2,430,765.85

(vii)     AGGREGATE ADVANCES                                                                1,911,224.57

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                                   159
            PRINCIPAL BALANCE                                                               6,890,659.53
            % OF PRINCIPAL                                                                     2.550000%

           MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                                    59
            PRINCIPAL BALANCE                                                               2,606,596.62
            % OF PRINCIPAL                                                                     0.960000%

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

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                                   174
            PRINCIPAL BALANCE                                                               8,530,009.94
            % OF PRINCIPAL                                                                     3.150000%

       b. MORTGAGES IN BANKRUPTCY (TOTAL):
            NUMBER                                                                                    94
            PRINCIPAL BALANCE                                                               4,357,956.32
            % OF PRINCIPAL                                                                     1.610000%

           BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
            BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                                   11
             PRINCIPAL BALANCE                                                                437,559.84
             % OF PRINCIPAL                                                                        0.16%

            BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
             NUMBER                                                                                   11
             PRINCIPAL BALANCE                                                                482,614.69
             % OF PRINCIPAL                                                                        0.18%

            BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
             NUMBER                                                                                   30
             PRINCIPAL BALANCE                                                              1,572,809.52
             % OF PRINCIPAL                                                                        0.58%

       c. MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER                                                                                    71
            PRINCIPAL BALANCE                                                               3,600,006.58
            % OF PRINCIPAL                                                                     1.330000%

          FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
           FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                                     1
            PRINCIPAL BALANCE                                                                  45,868.05
            % OF PRINCIPAL                                                                         0.02%

           FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                                     0
            PRINCIPAL BALANCE                                                                       0.00
            % OF PRINCIPAL                                                                         0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                                    70
            PRINCIPAL BALANCE                                                               3,554,138.53
            % OF PRINCIPAL                                                                         1.31%

       d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii) a. above):
            NUMBER                                                                                     5
            PRINCIPAL BALANCE                                                                 201,776.21
            % OF PRINCIPAL                                                                         0.07%
       e. MORTGAGE LOAN LOSSES                                                                 12,821.21

(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE                                                2,161,420.60
          ENDING CLASS A-2 PRINCIPAL BALANCE                                               28,012,661.84
          ENDING CLASS A-3 PRINCIPAL BALANCE                                               30,174,082.45
          ENDING CLASS A-4 PRINCIPAL BALANCE                                              113,126,000.00
          ENDING CLASS A-5 PRINCIPAL BALANCE                                               30,202,000.00
          ENDING CLASS A-6 PRINCIPAL BALANCE                                               46,956,000.00
          ENDING CLASS A-7 PRINCIPAL BALANCE                                               20,092,000.00

(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                                       166.50248770
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                           10.69722013%
          WEIGHTED AVERAGE NET MORTGAGE INTEREST RATE                                        9.98415020%

(xi)      SERVICING FEES PAID                                                                 136,020.29
          SERVICING FEES ACCRUED                                                              136,565.26

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                                              0.00

(xiii)    POOL PRINCIPAL BALANCE (ENDING)                                                 270,724,164.88

(xiv)     RESERVED

(xv)      REIMBURSABLE AMOUNTS:
           TO SERVICER                                                                               0.00
           TO REPRESENTATIVE                                                                         0.00
           TO DEPOSITORS                                                                             0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                                6284
          NUMBER OF MORTGAGES OUTSTANDING (END)                                                      6135

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                                   2,439,454.54

(xviii)   PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
          MORTGAGE INTEREST RATES LESS THAN 8.30%                                            1,717,392.66
          MORTGAGE INTEREST RATES  LESS THAN 8.20%                                           1,517,512.89

(xix)     SUBORDINATED AMOUNT (REMAINING)                                                   33,077,796.37
          SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                                      10,640,472.94
          EXCESS SPREAD                                                                        706,022.15
          CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                           104,224.63